                                 EXHIBIT 10.26

CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE COUNTERPART MARKED "ORIGINAL" AND CONTAINING THE RECEIPT THEREFOR BY THE INDENTURE TRUSTEE SHALL BE THE ORIGINAL COUNTERPART.
SEE SECTION 3(C) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

               THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                AMENDMENT NO. 3
                         dated as of October 13, 1994
                                      to
                                FACILITY LEASE
                        dated as of September 15, 1987
                                    between
                       THE FIRST NATIONAL BANK OF BOSTON
                   not in its individual capacity but solely
                   as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, with Beaver Valley Leasing Corporation,

                                    Lessor

                                     and

                            DUQUESNE LIGHT COMPANY,

                                    Lessee

================================================================================
                       Original Facility Lease Recorded
                      on October 2, 1987 in Miscellaneous
                  Book Volume 1318, Page 807 in the Office of
              the Recorder of Deeds, Beaver County, Pennsylvania.


                  Amendment No. 1 to Facility Lease Recorded on December 22, 1987 in Miscellaneous Book Volume 1325, Page 241 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 2 to Facility Lease Recorded on December 29, 1992 in Miscellaneous Book Volume 1519, Page 015 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

================================================================================

          AMENDMENT NO. 3, dated as of October 13, 1994 ("Amendment No. 3"), to the Facility Lease, dated as of September 15, 1987, as amended to the date hereof (as so amended, the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity but solely as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, as amended to the date hereof, with Beaver Valley Leasing Corporation (the "Lessor"), and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee").

                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease, providing for the lease by the Lessor to the Lessee of the Undivided Interest (such term and other capitalized terms used herein without definition being defined as provided in Section 1);

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values in order to preserve Net Economic Return in the event there is any change in the Code which results in the marginal Federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) ("Budget Reconciliation Act") the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993 and, as a result, the Lessor wishes to document amendments to the schedules of Basic Rent, Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.      DEFINITIONS.
                          -----------

          For purposes hereof, capitalized terms used herein or in the recitals and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.      AMENDMENTS TO FACILITY LEASE.
                          -----------------------------

               (a)  Schedules
                    ---------

               (1) Schedule 1 to the Facility Lease entitled "Basic Rent Payments" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (2) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

               (3) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 3 hereto.

               (4) Schedule 4 to the Facility Lease entitled "Schedule of Modified Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (5) Schedule 5 to the Facility Lease entitled "Schedule of Special Termination Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

               (b)  Definitions. Appendix A of the Facility Lease is amended as
                    -----------
set forth in Amendment No. 4 to the Participation Agreement dated as of the date hereof among the Owner Participant, Lessee, Owner Trustee, Indenture Trustee, Funding Corporation and New Funding Corporation ("Amendment No. 4 to
                                                  ------------------
Participation Agreement") in respect of Appendix A thereto.
-----------------------

          SECTION 3.      MISCELLANEOUS.
                          --------------

               (a)  Dating; References. Although this Amendment No. 3 is dated
                    ------------------
as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 3 shall be effective as of the Effective Date (as defined in Amendment No. 4 to Participation Agreement). This Amendment No. 3 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and after the Effective Date, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended through and including the date hereof.

               (b)  Governing Law. This Amendment No. 3 shall be governed by,
                    -------------
and be construed in accordance with, the law of the State of New York, provided, however, that all matters relating to the creation of the leasehold estate hereunder and the exercise of remedies with respect to such leasehold estate shall be governed by, and be construed in accordance with, the law of the Commonwealth of Pennsylvania.

               (c)  Original Counterpart. The single executed original of this
                    --------------------
Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original".

               (d)  Full Force and Effect. As amended hereby, the Facility Lease
                    ---------------------
remains in full force and effect in accordance with its terms.

               (e)  Amendments in Writing. The terms of this Amendment No. 3 may
                    ---------------------
not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except in accordance with the terms of the Transaction Documents and by written instrument signed by the Lessor and the Lessee.

               (f)  Counterpart Execution. This Amendment No. 3 may be executed
                    ---------------------
in any number of counterparts and by each of the parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               (g) Non-Waiver or Amendment. The agreements contained in this
                   -----------------------
Amendment No. 3 shall not, except as expressly provided in this Amendment No. 3, operate as a waiver of any right, power or remedy of any party under any of the Transaction Document nor constitute, except as expressly provided in this Amendment No. 3, a waiver of any provision of any Transaction Document.

          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                             not in its individual capacity but
                                             solely as Owner Trustee under a
                                             Trust Agreement, dated as of
                                             September 15, 1987, with Beaver
                                             Valley Leasing Corporation



                                             By:/s/ J. E. Mogavero
                                                -------------------------------

                                             Date: October 13, 1994
                                                   ----------------


                                             DUQUESNE LIGHT COMPANY



                                             By:/s/ James D. Mitchell
                                                -------------------------------

                                             Date: October 13, 1994
                                                   ----------------

STATE OF NEW YORK

COUNTY OF NEW YORK


          BEFORE ME, a Notary Public in and for said County and State the above-named DUQUESNE LIGHT COMPANY, by James D. Mitchell, its Treasurer, who acknowledged that he did sign the foregoing instrument on behalf of said Corporation by authority of its Board of Directors and that the same is the free act and deed of said Corporation and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my, hand and official seal at New York, New York this 13th day of October, 1994.



                                            /s/ Christine Dionne
                                            ----------------------------------
                                                    Notary Public

                                        My Commission Expires March 2, 1996

COMMONWEALTH OF MASSACHUSETTS  )
                               ) ss.:
COUNTY OF SUFFOLK              )


          BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE FIRST NATIONAL BANK OF BOSTON, by its Authorized Officer, who acknowledged that he did sign the foregoing instrument on behalf of said national banking association by authority of its Board of Directors and that the same is the free act and deed of said national banking association and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have of hereunto set my hand and official seal at Canton, Massachusetts this 7th day of October, 1994.



                                            /s/ Shawn P. George
                                            ------------------------------------
                                            Notary Public

                                       My Commission Expires September 2, 1999

                                                             SCHEDULE 1
                                                                     TO
                                                        AMENDMENT NO. 3



                        SCHEDULE OF BASIC RENT PAYMENTS


                    Percentage of                           Percentage of
                    -------------                           -------------
   Date             Facility Cost         Date              Facility Cost
   ----             -------------         ----              -------------

Dec 1 1994          5.1199875          Jun 1 2006           3.3570617
Jun 1 1995          3.5053096          Dec 1 2006           7.2953856
Dec 1 1995          5.2112071          Jun 1 2007           3.4409569
Jun 1 1996          3.4436627          Dec 1 2007           7.2114903
Dec 1 1996          5.2728540          Jun 1 2008           3.3357568
Jun 1 1997          3.3775375          Dec 1 2008           7.3166905
Dec 1 1997          5.3389792          Jun 1 2009           3.2246831
Jun 1 1998          4.9260058          Dec 1 2009           7.4277642
Dec 1 1998          3.7905109          Jun 1 2010           3.1075352
Jun 1 1999          3.2245847          Dec 1 2010           7.5449120
Dec 1 1999          5.4919320          Jun 1 2011           2.9830819
Jun 1 2000          3.3387602          Dec 1 2011           7.6693654
Dec 1 2000          5.3777565          Jun 1 2012           2.8399244
Jun 1 2001          3.4459205          Dec 1 2012           7.8125228
Dec 1 2001          5.2705962          Jun 1 2013           2.2287249
June 1 2002         3.4019072          Dec 1 2013           8.4237223
Dec 1 2002          5.3146095          Jun 1 2014           3.9199504
Jun 1 2003          3.6488740          Dec 1 2014           6.7324968
Dec 1 2003          7.0035732          Jun 1 2015           9.0108822
Jun 1 2004          3.5547828          Dec 1 2015           1.6415650
Dec 1 2004          7.0976644          Jun 1 2016           0.0000000
Jun 1 2005          3.4558209          Dec 1 2016          10.6524473
Dec 1 2005          7.1966264          Jun 1 2017           5.3262236





                                                        (I.D. O.P. B.V. LEASING)

                                                          SCHEDULE 2
                                                                  TO
                                                     AMENDMENT NO. 3



                          SCHEDULE OF CASUALTY VALUES

                    Percentage of                           Percentage of
                    -------------                           -------------
   Date             Facility Cost         Date              Facility Cost
   ----             -------------         ----              -------------

Oct 13 1994         124.42764          Jun 1 2006           95.81973
Dec 1 1994          124.10360          Dec 1 2006           91.31490
Jun 1 1995          124.54975          Jun 1 2007           90.52093
Dec 1 1995          123.16252          Dec 1 2007           85.95030
Jun 1 1996          123.37676          Jun 1 2008           85.11083
Dec 1 1996          121.71991          Dec 1 2008           80.28445
Jun 1 1997          121.89756          Jun 1 2009           79.39698
Dec 1 1997          120.11922          Dec 1 2009           74.30063
Jun 1 1998          118.68862          Jun 1 2010           73.36238
Dec 1 1998          118.34078          Dec 1 2010           67.98119
Jun 1 1999          118.54131          Jun 1 2011           66.99009
Dec 1 1999          116.48066          Dec 1 2011           61.30748
Jun 1 2000          116.48184          Jun 1 2012           60.27231
Dec 1 2000          114.45921          Dec 1 2012           54.26004
Jun 1 2001          114.30305          Jun 1 2013           53.63491
Dec 1 2001          112.32471          Dec 1 2013           46.82857
Jun 1 2002          112.15213          Jun 1 2014           44.42865
Dec 1 2002          110.06954          Dec 1 2014           39.27236
Jun 1 2003          109.58837          Jun 1 2015           31.86504
Dec 1 2003          105.75888          Dec 1 2015           31.77157
Jun 1 2004          105.24990          Jun 1 2016           33.29564
Dec 1 2004          101.20535          Dec 1 2016           24.35821
Jun 1 2005          100.66665          Jun 1 2017           20.00000
Dec 1 2005           96.39547






                                                        (I.D. O.P. B.V. LEASING)

                                                            SCHEDULE 3
                                                                    TO
                                                       AMENDMENT NO. 3



                      SCHEDULE OF SPECIAL CASUALTY VALUES

                    Percentage of                           Percentage of
                    -------------                           -------------
   Date             Facility Cost         Date              Facility Cost
   ----             -------------         ----              -------------

Oct 13 1994         121.89041          Jun 1 2006           90.68503
Dec 1 1994          121.54577          Dec 1 2006           86.02225
Jun 1 1995          121.91324          Jun 1 2007           85.06546
Dec 1 1995          120.44490          Dec 1 2007           80.32702
Jun 1 1996          120.57555          Jun 1 2008           79.31456
Dec 1 1996          118.83253          Dec 1 2008           74.30988
Jun 1 1997          118.92135          Jun 1 2009           73.23861
Dec 1 1997          117.05146          Dec 1 2009           67.95283
Jun 1 1998          115.52649          Jun 1 2010           66.81930
Dec 1 1998          115.08137          Dec 1 2010           61.23683
Jun 1 1999          115.18163          Jun 1 2011           60.03827
Dec 1 1999          113.01764          Dec 1 2011           54.14180
Jun 1 2000          112.91228          Jun 1 2012           52.88620
Dec 1 2000          110.77985          Dec 1 2012           46.64672
Jun 1 2001          110.51051          Jun 1 2013           45.78738
Dec 1 2001          108.41549          Dec 1 2013           38.73964
Jun 1 2002          108.12267          Jun 1 2014           36.09089
Dec 1 2002          105.91612          Dec 1 2014           30.67812
Jun 1 2003          105.30718          Jun 1 2015           23.00642
Dec 1 2003          101.34599          Dec 1 2015           22.64043
Jun 1 2004          100.70126          Jun 1 2016           23.88362
Dec 1 2004           96.51679          Dec 1 2016           14.65665
Jun 1 2005           95.83386          Jun 1 2017           10.00000
Dec 1 2005           91.41401






                                                        (I.D. O.P. B.V. LEASING)

                                                                    SCHEDULE 4
                                                                            TO
                                                               AMENDMENT NO. 3


                 SCHEDULE OF MODIFIED SPECIAL CASUALTY VALUES


                    Percentage of                           Percentage of
                    -------------                           -------------
   Date             Facility Cost         Date              Facility Cost
   ----             -------------         ----              -------------

Oct 13 1994         37.15701           Jun 1 2006           29.96401
Dec 1 1994          37.20499           Dec 1 2006           29.08160
Jun 1 1995          37.49279           Jun 1 2007           28.20211
Dec 1 1995          37.64924           Dec 1 2007           27.06637
Jun 1 1996          37.69570           Jun 1 2008           26.13931
Dec 1 1996          37.69570           Dec 1 2008           24.93726
Jun 1 1997          37.69570           Jun 1 2009           23.95647
Dec 1 1997          37.69570           Dec 1 2009           22.68432
Jun 1 1998          37.69492           Jun 1 2010           21.64692
Dec 1 1998          37.69492           Dec 1 2010           20.30055
Jun 1 1999          37.69358           Jun 1 2011           19.20286
Dec 1 1999          37.69358           Dec 1 2011           17.77883
Jun 1 2000          37.69370           Jun 1 2012           16.61791
Dec 1 2000          37.49045           Dec 1 2012           15.12381
Jun 1 2001          37.03472           Jun 1 2013           13.90366
Dec 1 2001          36.64772           Dec 1 2013           12.80951
Jun 1 2002          36.16654           Jun 1 2014           13.02605
Dec 1 2002          35.74874           Dec 1 2014           13.44866
Jun 1 2003          35.23000           Jun 1 2015           14.14779
Dec 1 2003          34.49181           Dec 1 2015           15.15086
Jun 1 2004          33.57352           Jun 1 2016           14.47159
Dec 1 2004          32.79201           Dec 1 2016           15.60754
Jun 1 2005          31.81998           Jun 1 2017            5.32622
Dec 1 2005          30.99227






                                                        (I.D. O.P. B.V. LEASING)

                                                             SCHEDULE 5
                                                                     TO
                                                        AMENDMENT NO. 3


                    SCHEDULE OF SPECIAL TERMINATION VALUES

                    Percentage of                           Percentage of
                    -------------                           -------------
   Date             Facility Cost         Date              Facility Cost
   ----             -------------         ----              -------------

Oct 13 1994         125.69626          Jun 1 2006           98.38707
Dec 1 1994          125.38252          Dec 1 2006           93.96123
Jun 1 1995          125.86800          Jun 1 2007           93.24866
Dec 1 1995          124.52132          Dec 1 2007           88.76194
Jun 1 1996          124.77737          Jun 1 2008           88.00897
Dec 1 1996          123.16361          Dec 1 2008           83.27174
Jun 1 1997          123.38566          Jun 1 2009           82.47616
Dec 1 1997          121.65310          Dec 1 2009           77.47454
Jun 1 1998          120.26969          Jun 1 2010           76.63392
Dec 1 1998          119.97048          Dec 1 2010           71.35337
Jun 1 1999          120.22114          Jun 1 2011           70.46601
Dec 1 1999          118.21217          Dec 1 2011           64.89032
Jun 1 2000          118.26661          Jun 1 2012           63.96536
Dec 1 2000          116.29889          Dec 1 2012           58.06670
Jun 1 2001          116.19932          Jun 1 2013           57.55867
Dec 1 2001          114.27931          Dec 1 2013           50.87303
Jun 1 2002          114.16687          Jun 1 2014           48.59753
Dec 1 2002          112.14625          Dec 1 2014           43.56949
Jun 1 2003          111.72897          Jun 1 2015           36.29436
Dec 1 2003          107.96532          Dec 1 2015           36.33713
Jun 1 2004          107.52421          Jun 1 2016           38.00166
Dec 1 2004          103.54964          Dec 1 2016           29.20899
Jun 1 2005          103.08304          Jun 1 2017           25.00000
Dec 1 2005           98.88620







                                                        (I.D. O.P. B.V. LEASING)